

                                                                    EXHIBIT H





EXHIBIT H - ORGANIZATION CHART - SOUTHERN ENERGY UMBRELLA COMPANIES

Southern Energy, Inc. (formerly SEI Holdings, Inc.) (Holdings)
(100% - The Southern Company)

        Southern Energy Resources, Inc. (formerly Southern Energy, Inc. (Project Development)
        (100% - Holdings)

               SEI Operadora de Argentina, S.A. (FUCO)
               (99.99% - Southern Energy Resources, Inc.; .01% - Holdings)

               Southern Electric International Asia, Inc. (Special Purpose Subsidiary - Project Development)
               (100% - Southern Energy Resources, Inc.)

               Southern Electric International, GmbH (Special Purpose Subsidiary
               - Project Development) (100% - Southern Energy Resources, Inc.)

        Asociados de Electricidad, S.A. (Intermediate Subsidiary)
        (100% Holdings)

        Southern Electric International, Inc. (Intermediate Subsidiary)
        (100 % Holdings)

        Southern Electric, Inc. (EWG)
        (100% - Holdings)

        Southern Energy North America, Inc. (Domestic Holdings)
        (100% - Holdings)

               Southern Energy Trading and Marketing, Inc. (Energy-Related Company)
               (100% - Southern Energy North America, Inc.)

                      SC Energy Ventures, Inc. (Intermediate Subsidiary)
                      (100% - Southern Energy Trading and Marketing, Inc.)

                             Southern Company Energy Marketing L.P.
                             (Energy-Related Company) (59.4% - SC Energy
                             Ventures, Inc.; 39.6% - Domestic Corporation; 1% -
                             Southern Company Energy Marketing G.P., L.L.C.)

                                    Southern Company Retail Energy Marketing L.P. (Energy-Related)
                                    (99% - Southern  Company Energy  Marketing  L.P.; 1% - Southern  Company Energy
                                    Marketing G.P., L.L.C.)

                      Southern Energy Retail Trading and Marketing, Inc. (Energy-Related Company)
                      (100% - Southern Energy Trading and Marketing, Inc.)

                      SC Ashwood Holdings, Inc. (Intermediate Subsidiary)
                      (100% - Southern Energy Trading and Marketing, Inc.)

                             Southern Company Energy Marketing G.P., L.L.C. (Intermediate Subsidiary)
                             (60% - SC Ashwood Holdings, Inc.; 40% - Domestic Corporation)

               SEI Birchwood, Inc. (Intermediate Subsidiary)
               (100% - Southern Energy North America, Inc.)



EXHIBIT H - ORGANIZATION CHART - SOUTHERN ENERGY UMBRELLA COMPANIES Holdings - CONTINUED
        Southern Energy North-America, Inc. - CONTINUED
               SEI Birchwood, Inc. - CONTINUED

                      Birchwood Power Partners, LP (EWG)
                      (50% - SEI Birchwood, Inc.; 50% - Domestic Corporation)

                      Greenhost, Inc. (Authorized by Order of 11/20/96))
                      (50% - SEI Birchwood, Inc.; 50% - Domestic Corporation)

               SEI Hawaiian Cogenerators, Inc. (EWG)
               (100% - Southern Energy North America, Inc.)

               Southern Energy-Cajun, Inc. (Intermediate Subsidiary) (100% - Southern Energy North America, Inc.)

                      Louisiana Generating, LLC  (Intermediate Subsidiary)
                      (40% - Southern Energy-Cajun, Inc.; 60% - Domestic Corporations)

               SEI State Line, Inc. (Intermediate Subsidiary)
               (100% - Southern Energy North America, Inc.)

                      State Line Holding Corporation (Intermediate Subsidiary) (100% - SEI State Line, Inc.)

                             State Line Energy, L.L.C. (EWG)
                             (60% - SEI State Line, Inc.; 40% - State Line Holding Corporation)

        Southern Energy International, Inc. (Foreign Holdings)
        (100% - Holdings)

               Southern Energy do Brazil Ltda. (Special Purpose Subsidiary - Project Development)
               (99.85% - Southern Energy International, Inc.; .15% - Southern Energy Resources, Inc.)

               Southern Energy - Asia, Inc. (Intermediate Subsidiary) (100% - Southern Energy International, Inc.)

                      Consolidated Electric Power Asia Limited (Special Purpose
                     Subsidiary) (NOTE 1) (80.004% - Southern Energy - Asia, Inc.; 19.996% Foreign Corporation) (NOTE 2)

                             Hopewell Energy International Limited (Intermediate Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

                    Hopewell Power (Philippines) Corp. (FUCO)
                                    (87.22% - Hopewell Energy International Limited; 12.78% Foreign Company)

                             Hopewell Energy Limited (Intermediate Subsidiary)
                             (80% - Consolidated Electric Power Asia Limited; 20% Foreign Company)

                    Guangdong Guanghope Power Co., Ltd (FUCO)
                                    (40% - Hopewell Energy Limited; 60% Foreign Company)

                             Hopewell Project Management Company Limited
                             (Intermediate Subsidiary) (100% - Consolidated Electric Power Asia Limited )

EXHIBIT H - ORGANIZATION CHART - SOUTHERN ENERGY UMBRELLA COMPANIES

Holdings - CONTINUED
        Southern Energy International, Inc. - CONTINUED
               Southern Energy Asia, Inc. - CONTINUED
                      Consolidated Electric Power Asia Limited - CONTINUED
             Hopewell Project Management Company Limited - CONTINUED

                   Hopewell Energy (Philippines) Corp. (FUCO)
              (60.1%- Hopewell Project Management Company, Limited;
                                    39.9% -Foreign Company)

            Navotas II (BVI) Holdings Corp (Intermediate Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

                   Hopewell Tileman (Philippines) Corp. (FUCO)
                                    (100% - Navotas II Holdings Corp.)

                             CEPA Mobile Power Systems (BVI) (Intermediate Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

                   Hopewell Mobile Power Systems Corp. (FUCO)
                                    (100% - CEPA Mobile Power Systems (BVI) Corporation)

                                           CEPA Services Corp. (Special Purpose Subsidiary)
                                           (100% - Hopewell Mobile Power Systems Corp.)

              CEPA Guangxi Energy Limited (Intermediate Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

                             CEPA Eastern Power Plant Limited (Intermediate Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

                             CEPA Construction (Hong Kong) Limited (Special Purpose Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

                                    Sual Construction Corporation (Special Purpose Subsidiary)
                                    (100% - CEPA Construction Limited)

                                    CEPA Construction Resources (BVI) (Special Purpose Subsidiary)
                                    (100% - CEPA Construction Limited)

                                    Consolidated Construction Resources Limited (Special Purpose Subsidiary)
                                    (50% - CEPA Construction Limited)

                                           HOPEC Engineering Design Limited (Special Purpose Subsidiary)
                                           (100% - Consolidated Construction Resources Limited)

                                    CEPA Procurement (BVI) Ltd (Intermediate Subsidiary)
                                    (100% - CEPA Construction Limited)

                                           CEPA Procurement (Delaware) L.L.C. (Special Purpose Subsidiary)
                                          (51% - CEPA (BVI) Procurement Limited; 49% CEPA Sourcing Limited)

EXHIBIT H - ORGANIZATION CHART - SOUTHERN ENERGY UMBRELLA COMPANIES

Holdings - CONTINUED
        Southern Energy International, Inc. - CONTINUED
               Southern Energy Asia, Inc. - CONTINUED
                      Consolidated Electric Power Asia Limited - CONTINUED
                             CEPA Construction (Hong Kong) Limited - CONTINUED

                                    CEPA Sourcing (BVI) Ltd (Intermediate Subsidiary)
                                    (100% - CEPA Construction Limited)

                                    Pagbilao Shipping Corporation (Special Purpose Subsidiary)
                                    (100% - CEPA Construction Limited)

            Montana Enterprises Limited (Special Purpose Subsidiary)
                             (100% Consolidated Electric Power Asia Limited)

                                    Excellent Crown Limited (Special Purpose Subsidiary)
                                    (100% - Montana Enterprises Limited)

                             CEPA Pangasinan Electric Limited (Intermediate Subsidiary)
                             (100% Consolidated Electric Power Asia Limited)

                     Pangasinan Electric Corporation (FUCO)
                    (100% - CEPA Pangasinan Electric Limited)

              CEPA Pakistan (BVI) Limited (Intermediate Subsidiary)
                             (100% Consolidated Electric Power Asia Limited)

                                    CEPA Energy Pakistan Limited (FUCO)
                                    (100% - CEPA Pakistan Limited)

              CEPA Nominee (BVI) Limited (Intermediate Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

               Treharn Assets Limited (Special Purpose Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

                             CEPA India (BVI) Limited (Intermediate Subsidiary) (100% - Consolidated Electric Power Asia Limited)

                                    CEPA Investment (Mauritius) Limited (Intermediate Subsidiary)
                                    (100% - CEPA India (BVI) Limited)

                                          Consolidated Electric Power Asia Limited Limited (India) Private
                                          Limited (FUCO)
                                          (100% - CEPA Investment (Mauritius) Limited)

             Sorensen Enterprises Limited (Intermediate Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

EXHIBIT H - ORGANIZATION CHART - SOUTHERN ENERGY UMBRELLA COMPANIES

        Southern Energy International, Inc. - CONTINUED
               Southern Energy Asia, Inc. - CONTINUED
                      Consolidated Electric Power Asia Limited - CONTINUED

                             CEPA Operations, (Hong Kong) Limited (Special Purpose Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

                                    CEPA Operations (Philippines) Corp. (Special Purpose Subsidiary)
                                    (100% - CEPA Operations, Limited)

                                    Five Stars Venture Limited (Intermediate Subsidiary)
                                    (  16.98 % - CEPA  Operations,  (Hong  Kong)  Limited;  15.11%  - CEPA
Project
                                    Management and Engineering (BVI)Limited; 67.91% - CEPA Construction
                                    (Hong Kong) Limited)

                             CEPA  Project   Management  and  Engineering   (BVI)  Limited   (Intermediate
Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

                             CEPA Mining and Engineering Limited (Intermediate Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

                                    Marsford Investments Pte Ltd. (Intermediate Subsidiary)
                                    (100% - beneficially owned by CEPA Mining and Engineering Limited)

                                    Allied Queensland Coalfields, Ltd  (Special Purpose Subsidiary)
                                    (95.17%  - CEPA  Mining  and  Engineering  Limited;  4.83% -  Marsford
                                    Investments Ptd Ltd))

                                           Aberdare Colliers Pty Limited  (Special Purpose Subsidiary)
                                           (100% - Allied Queensland Coalfields Limited)

                                                  New  Whitwood   Collieries  Pty  Ltd.  (Special  Purpose
Subsidiary)
                                                  (100% - Aberdare Collieries Pty Ltd.)

                                                  Riverview  Coal  Terminal  Pty  Ltd.   (Special  Purpose
Subsidiary)
                                                  (100% - Aberdare Collieries Pty Ltd.)

                                           AQC (Kogan Creek) Pty Limited  (Special Purpose Subsidiary)
                                           (100% - Allied Queensland Coalfields Limited)

                                                  AQC  (Wilkie   Creek)  Pty  Limited   (Special   Purpose
Subsidiary)
                                                  (100% - AQC (Kogan Creek) Pty Limited)

                                           Baralaba Coal Pty Limited  (Special Purpose Subsidiary)
                                           (100% - Allied Queensland Coalfields Limited)

                                           Lemon Grove Investment Pty Limited (Special Purpose Subsidiary)
                                           (100% - Allied Queensland Coalfields Limited)

                                           Tiaro Coal Pty Limited  (Special Purpose Subsidiary)
                                           (100% - Allied Queensland Coalfields Limited)




EXHIBIT H - ORGANIZATION CHART - SOUTHERN ENERGY UMBRELLA COMPANIES

Holdings - CONTINUED
        Southern Energy International, Inc. - CONTINUED
               Southern Energy Asia, Inc. - CONTINUED
                      Consolidated Electric Power Asia Limited - CONTINUED

                             Philippine  Power  and  Infrastructure   Holding  Corporation   (Intermediate
Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

              CEPA Finance Corporation (Special Purpose Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

                             Hopewell Energy International (BVI) Limited (Intermediate Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

                             CEPA Energy International (BVI) Limited (Special Purpose Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

             CEPA Power China (BVI) Limited (Intermediate Subsidiary
                             (100% - Consolidated Electric Power Asia Limited)

                             CEPA Energy (BVI) Limited (Intermediate Subsidiary) (100% - Consolidated Electric Power Asia Limited)

                             Cachelot Limited (Intermediate Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

                             Fortune Wheels Investment Limited (Intermediate Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

              Carrigon Management Limited (Intermediate Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

                             CEPA Project Management (BVI) Company Limited (Intermediate Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

                             CEPA Tileman Power Systems (BVI) Limited (Intermediate Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

                             CEPA Guangxi Energy (BVI) Limited (Intermediate Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

                             CEPA Slipform Power Systems (BVI) Limited (Intermediate Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)



EXHIBIT H - ORGANIZATION CHART - SOUTHERN ENERGY UMBRELLA COMPANIES

Holdings - CONTINUED
        Southern Energy International, Inc. - CONTINUED

               Southern Electric International - Europe, Inc. (Intermediate Subsidiary)
               (100% - Southern Energy International, Inc.)

                      Southern Electric International - Netherlands, BV (Intermediate Subsidiary) (100% - Southern Electric International - Europe, Inc.)

                             Zamojska Spolka Energetycnza Sp.z.o.o. (FUCO)
                             (49% -  Southern  Electric  International  -  Netherlands,  BV;  51%  Foreign
Company)

                      Southern Energy UK Generation Limited (Intermediate Subsidiary) (100% - Southern Electric International - Europe, Inc.)

                     Southern Energy Development - Europe Limited (Special Purpose Subsidiary - Project
                     Development)
                      (100% - Southern Electric International - Europe, Inc.)

                      Southern Electric International Finance, Inc. (Intermediate Subsidiary)
                      (100% - Southern Electric International - Europe, Inc.)

                      The Southern Company - Europe, plc (Intermediate Subsidiary) (100% - Southern Electric International - Europe, Inc.)

                      SWEB Holdings Limited (Intermediate Subsidiary)
                      (75% - Southern Electric International - Europe, Inc.; 25% - Domestic Corporation)

              Southern Investment UK plc (Intermediate Subsidiary)
                             (100% - SWEB Holdings Limited)

                                    South Western Electricity plc (FUCO)
                                    (100% - Southern Investment UK plc)

                                           SWEB Investments Limited (FUCO Subsidiary)
                                           (100% - South Western Electricity plc)

                                           South Western Helicopters Limited  (FUCO Subsidiary)
                                           (100% - South Western Electricity plc)

                                           AZTEC Insurance Limited   (FUCO Subsidiary)
                                           (100% - South Western Electricity plc)

                                           SWEB Insurance Limited (FUCO Subsidiary)
                                           (100% - South Western Electricity plc)

                                           SWEB Investments 1996 Limited (FUCO
                                           Subsidiary) (100% - South Western
                                           Electricity plc)

                                                  Croeso Systems Development Limited (FUCO Subsidiary)
                                                  (50% - SWEB Investments 1996 Limited)

                                                  Midlands Enterprise Fund (FUCO Subsidiary)
                                                  (26.80% - SWEB Investments 1996 Limited)


EXHIBIT H - ORGANIZATION CHART - SOUTHERN ENERGY UMBRELLA COMPANIES

Holdings - CONTINUED
        Southern Energy International, Inc. - CONTINUED
               Southern Electric International - Europe, Inc. - CONTINUED
                      SWEB Holdings Limited - CONTINUED
                             Southern Investment UK plc - CONTINUED
                    South Western Electricity plc - CONTINUED

                                           SWEB Property Investments Limited (FUCO Subsidiary)
                                           (100% - South Western Electricity plc)

                                           SWEB Property Developments Limited (FUCO Subsidiary)
                                           (100% - South Western Electricity plc)

                                                  Temple Back Developments Limited (FUCO Subsidiary)
                                                  (49.0% - SWEB Property Developments Limited)

                                                        Weston-Super-Mare Developments Limited (FUCO
                                                        Subsidiary)
                                                         (100.0% - Temple Back Developments Limited)

                                           South Western Power Limited (FUCO Subsidiary)
                                           (100% - South Western Electricity plc)

                                                        South Western Power Investments Limited (FUCO
                                                        Subsidiary)
                                                         (100% - South Western Power Limited)

                                                              Teeside Power Limited (FUCO Subsidiary)
                                                              (7.7%  -  South  Western  Power  Investments
Limited)

                                                              Wind Electric Limited (FUCO Subsidiary)
                                                              (11.7%  - South  Western  Power  Investments
Limited)

                                                              Wind Resources Limited (FUCO Subsidiary)
                                                              (45%  -  South  Western  Power   Investments
Limited)

                                                                  Carland Cross Limited (FUCO Subsidiary)
                                                                  (100% - Wind Resources Limited)

                                                                  Coal Clough Limited (FUCO Subsidiary)
                                                                  (100% - Wind Resources Limited)

                                                         Winterton Power Limited (FUCO Subsidiary)
                                                         (25% - South Western Power Investments Limited)

                                                  Green Electron Limited (FUCO Subsidiary)
                                                  (90% - South Western Power Limited; 10% Foreign
                                  Corporation)

                                                  SWEB Data Collection Services Limited (FUCO Subsidiary)
                                                  (100% - South Western Electricity plc)


EXHIBIT H - ORGANIZATION CHART - SOUTHERN ENERGY UMBRELLA COMPANIES

Holdings - CONTINUED
        Southern Energy International, Inc. - CONTINUED
                      Southern Electric International - Europe, Inc. - CONTINUED
                             SWEB Holdings Limited - CONTINUED
                     Southern Investment UK plc - CONTINUED
                                           South Western Electricity plc - CONTINUED

                                                  Concorde House Limited (FUCO Subsidiary)
                                                  (100% - South Western Electricity plc)

                                                  Electricity   Association   Technology   Limited   (FUCO
Subsidiary)
                                                  (7.7% - South Western Electricity plc)

                                                  Non-Fossil Purchasing Agency Limited (FUCO Subsidiary)
                                                  (8.3% - South Western Electricity plc)

                                                  ElectraLink Limited (FUCO Subsidiary)
                                                  (6.19% - South Western Electricity plc)

                                                  South Western Energy Limited (FUCO Subsidiary)
                                                  (100% - South Western Electricity plc)

                                                  South Western Natural Gas Limited (FUCO Subsidiary)
                                                  (100% - South Western Electricity plc)

                                                  SWEB Finance Limited (FUCO Subsidiary)
                                                  (100% - South Western Electricity plc)

                                                  SWEB Gas Limited (FUCO Subsidiary)
                                                  (100% - South Western Electricity plc)

                                                  REC Collect Limited (FUCO Subsidiary)
                                                  (25% - South Western Electricity plc)

                                                  South Western Electricity Share Scheme Trustees Limited
                                (FUCO Subsidiary)
                                                  (100% - South Western Electricity plc)

                                                  Electricity Pensions Trustee Limited (FUCO Subsidiary)
                                                  (Limited by Guarantee - South Western Electricity plc)

                                                  St. Clements Services Limited (FUCO Subsidiary)
                                                  (9.1% - South Western Electricity plc)

                                                  Electricity Pension Limited (FUCO Subsidiary)
                                                  (5% - South Western Electricity plc)

                                                  ESN Holdings Limited (FUCO Subsidiary)
                                                  (4.5% - South Western Electricity plc)

                                                  Electricity Association Limited (FUCO Subsidiary)
                                                  (5.9% - South Western Electricity plc)





EXHIBIT H - ORGANIZATION CHART - SOUTHERN ENERGY UMBRELLA COMPANIES

Holdings - CONTINUED
        Southern Energy International, Inc. - CONTINUED
                      Southern Electric International - Europe, Inc. - CONTINUED
                             SWEB Holdings Limited - CONTINUED
                     Southern Investment UK plc - CONTINUED
                                           South Western Electricity plc - CONTINUED

                                                  Northmere Limited (FUCO Subsidiary)
                                                  (Limited by Guarantee - South Western Electricity plc)

                                                  South West Enterprise Limited (FUCO Subsidiary)
                                                  (Limited by Guarantee - South Western Electricity plc)

                                                  SWEB Limited (FUCO Subsidiary)
                                                  (100% - South Western Electricity plc)

                                                  SWEB Retail Limited (FUCO Subsidiary)
                                                  (100% - South Western Electricity plc)

                                                  SWEB Natural Gas Limited (FUCO Subsidiary)
                                                  (100% - South Western Electricity plc)

                                                  SWEB Pension Trustee Limited (FUCO Subsidiary)
                                                  (100% - South Western Electricity plc)

                                                  SWEB Telecom Limited (FUCO Subsidiary)
                                                  (100% - South Western Electricity plc)

                                                  UK Data Collection Service Limited (FUCO Subsidiary)
                                                  (8.33% - South Western Electricity plc)

                                                  Western Natural Gas Limited (FUCO Subsidiary)
                                                  (100% - South Western Electricity plc)

               Southern Energy - Newco2, Inc. (Intermediate Subsidiary) (100% - Southern Energy International, Inc.)

                      SEI Chile, SA (Intermediate Subsidiary) (100% - Southern Energy - Newco2, Inc.)

                             Inversiones SEI Chile Limitada (Intermediate
                             Subsidiary) (99% - SEI Chile, SA; 1% - Holdings)

                             Energia del Pacifico, SA (Intermediate Subsidiary) (99.9% - SEI Chile, SA, .1% - Southern Energy International, Inc.)

                             Electrica SEI Chile Limitada (Intermediate
                             Subsidiary) (97.05% - SEI Chile, SA; 1% - Holdings)

                 Empressa Electrica del Norte Grande, SA (FUCO)
                                    (26.63% -  Inversiones  SEI Chile  Limitada;  38.35% -  Electrica  SEI
Chile                                      Limitada;  10.67%  -  Foreign  Government;   24.35%  -  Natural
Persons)




EXHIBIT H - ORGANIZATION CHART - SOUTHERN ENERGY UMBRELLA COMPANIES

Holdings - CONTINUED
        Southern Energy International, Inc. - CONTINUED
               Southern Energy - Newco2, Inc. - CONTINUED
                      Electrica SEI Chile Limitada - CONTINUED
                             Empressa Electrica del Norte Grande, SA - CONTINUED

                                           Sitranor, SA (FUCO Subsidiary) (60% -
                                           Empressa Electrica del Norte Grande,
                                           SA; 40% - Foreign Government)

                      Southern Electric Bahamas Holdings, Limited (Intermediate Subsidiary) (100% - Southern Energy - Newco2, Inc.)

            Southern Electric Bahamas, Ltd (Intermediate Subsidiary)
              (100% - Southern Electric Bahamas Holdings, Limited)

                 ICD Utilities Limited (Intermediate Subsidiary)
                                    (25% - Southern Electric Bahamas, Ltd; 75% - Foreign Company)

                                    Freeport Power Company Limited (FUCO)
                                    (62.5% - Southern Electric Bahamas, Ltd; 37.5% - Third Party)

                      SEI Beteilligungs, GmbH (Intermediate Subsidiary) (100% - Southern Energy - Newco2, Inc.)

                             P.T. Tarahan Power Company (FUCO)
                             (55% - SEI Beteilligungs, GmbH; 2.5% - Domestic Corporation;
                             42.5% - Foreign Company)

               Cayman Energy Traders (Intermediate Subsidiary)
               (51% - Southern Energy International, Inc.; 49% - Domestic Corporation)

                      Southern Electric do Brasil Participacoes, Limitada (Intermediate Subsidiary)
                      (90.6% - Cayman Energy Traders; 9.4% - Foreign Pension Fund)

               Companhia Energetica de Minas Gerais (CEMIG) (FUCO)
                             (33% - Cayman Energy Traders; 51% - Foreign Government; 16% - General Public)

               Southern Energy E Associados Particpacoes, S.A. (Intermediate Subsidiary)
               (100% - Southern Energy International, Inc.)

               SEI Germany - BEWAG, Inc. (Intermediate Subsidiary) (100% - Southern Energy International, Inc.)

               SEI Worldwide Holdings, Inc.. (Intermediate Subsidiary) (100% - Southern Energy International, Inc.)

                      SEI Worldwide Holdings (Germany) GmbH (Intermediate Subsidiary) (50% - SEI Germany - BEWAG, Inc.; 50% - SEI Worldwide Holdings, Inc.)

                             Southern   Energy   Holding   Beteiligungsgesellschaft   GmbH   (Intermediate
Subsidiary)
                             (100% - SEI Worldwide Holdings (Germany) GmbH)




EXHIBIT H - ORGANIZATION CHART - SOUTHERN ENERGY UMBRELLA COMPANIES

Holdings - CONTINUED
        Southern Energy International, Inc. - CONTINUED
               SEI Worldwide Holdings, Inc. - CONTINUED
                      SEI Worldwide Holdings (Germany) GmbH - CONTINUED
                             Southern Energy Holding Beteiligungsgesellschaft GmbH - CONTINUED

                                    BEWAG  ( FUCO)
                                    (26% - Southern Energy Holding Beteiligungsgesellschaft GmbH,  )

                             SEI y Asociados de Argentina, S.A. (Intermediate Subsidiary)
                             (45.79% - SEI Worldwide  Holdings  GmbH;  7.14%-  Asociados de  Electricidad,
S.A.;
                             40.52% - Holdings: 5.55% - Foreign Corporation; 1% - Domestic Company)

                                    Hidroelectrica Alicura, S.A. (FUCO)
                                    (59% - SEI y Asociados de Argentina, S.A.; 41% - Foreign Government)

               Southern Electric International Trinidad, Inc. (EWG) (100% - Southern Energy International, Inc.)

                      The Power Generation Company of Trinidad & Tobago Limited (EWG)
                      (39% - Southern Electric International Trinidad, Inc.; 51% - Foreign Government;
10% - Domestic Corporation)

        Southern Energy Finance Company, Inc. (Intermediate Subsidiary) (100% Holdings)

               EPZ Lease, Inc.  (Intermediate Subsidiary)
               (100% Southern Energy Finance Company, Inc.)

                      EPZ Lease, LLC (Intermediate Subsidiary)
                      (99% EPZ Lease, Inc.; 1% Southern Energy Finance Company, Inc.)

                             EPZ Lease Holding A, LLC (Intermediate Subsidiary) (99% EPZ Lease, LLC; 1% EPZ Lease, Inc.)

                                    EPZ Lease Trust A (FUCO)
                                    (100% - EPZ Lease Holding  A, LLC {Beneficial Interest})

                             EPZ Lease Holding B, LLC (Intermediate Subsidiary) (99% EPZ Lease, LLC; 1% EPZ Lease, Inc.)

                                    EPZ Lease Trust B (FUCO)
                                    (100% - EPZ Lease Holding  B, LLC {Beneficial Interest})

                             EPZ Lease Holding C, LLC (Intermediate Subsidiary) (99% EPZ Lease, LLC; 1% EPZ Lease, Inc.)

                                    EPZ Lease Trust C (FUCO)
                                    (100% - EPZ Lease Holding  C, LLC {Beneficial Interest})

               Southern Energy Clairton, Inc. (Intermediate Subsidiary) (100% - Southern Energy Finance Company, Inc.)




EXHIBIT H - ORGANIZATION CHART - SOUTHERN ENERGY UMBRELLA COMPANIES

Holdings - CONTINUED
        Southern Energy Finance Company, Inc. - CONTINUED
               Southern Energy Clairton, Inc. - CONTINUED

                      Southern Energy Clairton, L.L.C. (Intermediate Subsidiary)
                      (85% - Southern Energy Clairton, Inc.; 15% Southern Energy Clairton2, Inc.)

                             Clairton 1314 B Partnership, L.P. (Rule 58 Energy-Related Company)
                             (27% - Southern Energy Clairton, L.L.C.; 73% - Domestic Corporations)

               Southern Energy Clairton2, Inc.(Intermediate Subsidiary) (100% - Southern Energy Finance Company, Inc.)

        Southern Company Capital Funding, Inc. (Intermediate Subsidiary) (100% - Holdings)

               Southern Company Capital Trust I (Special Purpose Subsidiary) (100% - Southern Company Capital Funding, Inc.)

               Southern Company Capital Trust II (Special Purpose Subsidiary) (100% - Southern Company Capital Funding, Inc.)

               Southern Company Capital Trust III (Special Purpose Subsidiary) (100% - Southern Company Capital Funding, Inc.)

Mobile Energy Services Holdings, Inc. (Intermediate Subsidiary)
(100% - The Southern Company)

               Mobile Energy Services Company, L.L.C. (Public Utility)
               (99% - Mobile Energy Services Holdings, Inc.; 1% - Southern Energy Resources, Inc.)

Energia de Neuvo Leon, SA De CV (FUCO)
(33 1/3% - The Southern Company; 33 1/3% Foreign Corporations; 33 1/3% - Foreign Government)

Footnotes:
NOTE 1 - The organization chart above that includes the subsidiaries of Consolidated Electric Power Asia Limited is updated annually as of December 31.

NOTE 2 - Certain of CEPA's holdings in the Philippines were reorganized through a series of agreements which were dated and executed on or before December 31, 1997. However, these agreements are awaiting the approval of certain governmental authorities in the Philippines and are not yet effective.


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